united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices)                         (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Annual Report December 31, 2021

CDGCX	Crawford Large Cap Dividend Fund Class C

CDGIX	Crawford Large Cap Dividend Fund Class I

CDOFX	Crawford Small Cap Dividend Fund Class I

CMALX	Crawford Multi-Asset Income Fund

For a prospectus and more information, including charges and expenses call 431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Fund Investment Adviser: Crawford Investment Counsel, Inc. 600 Galleria Parkway SE, Suite 1650 Atlanta, Georgia 30339 www.CrawfordInvestmentFunds.com

Management Discussion of Fund Performance – (Unaudited)

At Crawford Investment Counsel, we believe that within an uncertain investment landscape, many market participants continuously underestimate the potential range of investment outcomes. In 2022, we anticipate more uncertainty as we move from what can be characterized as an “early-cycle environment” to more of a “mid-cycle environment.” By this, we mean that the economic expansion is maturing, and as this occurs, it is reasonable to expect earnings growth to moderate. In a world of slower, yet still positive economic and earnings growth, more normalized monetary conditions, and relatively high valuations on stocks, the outlook for returns is less robust. Suffice it to say, the range of outcomes is wide, and the risk in fighting inflation with more restrictive monetary policies is that they misjudge and drive the economy into a recession. In anticipation of environments such as this, we focus our investment approach on more consistent and stable, dividend-paying companies with the belief that quality characteristics enhance visibility and predictability of the portfolio, which improves its likelihood of success.

Dividends are an important part of our investment philosophy and process. Dividends represent a key component of total return over time, and a consistent and growing dividend often demonstrates a company’s ability to generate a sustainable and growing cash flow stream. We believe quality and dividends are inexorably linked and look to a company’s dividend history as an initial indicator of quality.

In our view, the success or failure of any investment is primarily determined by two attributes:

1.	Fundamental growth in the intrinsic value of a business: Our focus on high-quality companies increases the likelihood that fundamental progress of the company will be achieved year after year, continually enhancing intrinsic value in the process.

2.	Valuation at time of investment: Our value orientation and price sensitivity reflect the belief that valuation is an important component of both the return and risk of any investment.

Investment Process Goals:

●	Identify high-quality companies with a positively skewed risk/reward trade-off.

●	Invest when short-term business or market considerations impair valuation.

●	Allow the company’s fundamental progress, valuation improvement, and dividend stream to contribute to the total investment return over a longer-term time horizon.

As we move into 2022, we are committed to these goals and portfolio attributes and expect they will be increasingly critical in delivering investment results for our shareholders. The economic backdrop has become less certain as the Federal Reserve (Fed) attempts to normalize monetary policy. The task before the Fed is a risky one. In essence, they

Management Discussion of Fund Performance – (Unaudited) (continued)

are attempting to pull off a “soft landing,” that is, reduce liquidity in the economy, affect psychology, and slow down the pace of economic activity so that inflation pressures will retreat. The urgency around their actions has increased of late, and it is always a balancing act to know when to change policy: not too soon and not too late. Regardless of their path, we are confident in the ability of our investments to prosper and demonstrate fundamental progress in their businesses.

Crawford Large Cap Dividend Fund:

For the year ended December 31, 2021, the Crawford Large Cap Dividend Fund Class I Shares and Class C Shares produced total returns of 21.91% and 20.73% respectively. This compares to total returns for the same time period of 25.16% for the Fund’s primary benchmark, the Russell 1000 Value Index, and 28.71% for the Fund’s secondary benchmark, the S&P 500 Index. The Fund’s performance relative to the primary benchmark is a reflection of the overall environment for returns and earnings growth in 2021. Typically, in higher return environments the Fund’s holdings experienced less than 100% upside participation. This relates to the higher-quality and lower-beta orientation of the portfolio. The trade-off is expected superior downside protection when the stock market declines. Upside capture in 2021 was aligned with historical results.

On a relative basis, compared to the Fund’s primary benchmark, the Communications Services and Consumer Discretionary sectors performed best. Detractors from relative returns compared to the primary benchmark were the Technology, Healthcare, and Energy sectors. Specifically, some of the payments and Fintech companies within the Technology sector were underperformers and lagged the overall market.

The strategy continues to maintain a high-quality orientation, and the adviser believes the portfolio is well-positioned to obtain attractive, long-term, risk-adjusted returns.

Crawford Small Cap Dividend Fund:

For year ended December 31, 2021, the Crawford Small Cap Dividend Fund produced a total return of 22.06%. This compares to a total return of 14.82% for the Fund’s primary benchmark, the Russell 2000 Index, and 28.27% for the Fund’s secondary benchmark, the Russell 2000 Value Index for the same time period.

In 2021, the Fund’s value tilt and quality bias helped deliver strong results. Dividend-paying stocks performed well, and quality was back in favor. Within the portfolio, the Healthcare sector was the largest sector contributor to relative performance, followed by Technology and Financials. The worst performers relative to the Fund’s primary benchmark came from Consumer Discretionary and Industrial sectors.

Management Discussion of Fund Performance – (Unaudited) (continued)

The adviser believes the Fund’s quality-focused, bottom-up investment process aligns well with the objectives of the Fund and believes that the Fund is positioned to continue to benefit from an information advantage in smaller-company stocks and a behavioral bias among investors against more consistent, predictable, dividend-paying companies with smaller market capitalizations.

Crawford Multi-Asset Income Fund:

For the year ended December 31, 2021, the Crawford Multi-Asset Income Fund produced a total return of 15.90%. This compares to a total return of 16.87% for the Fund’s benchmark, the NASDAQ US Multi-Asset Diversified Income Index. The adviser attributes the modest underperformance relative to the primary benchmark to an underweighting in energy infrastructure and the Fund’s higher-quality orientation, lower overall sensitivity to the economy, and risk management.

The Crawford Multi-Asset Income Fund portfolio management process is oriented toward generating a high level of current income. In order to achieve the desired yield, the Fund accepts and manages four sources of risk. These four risks are 1) Stock market risk, 2) Interest rate risk, 3) Energy price risk, and 4) Credit risk. Allocations to various asset categories such as high-dividend equities, preferred stocks, corporate bonds, real estate investment trusts, and energy infrastructure companies will vary over time as changes occur in individual security pricing and based on the overall income opportunity set. The adviser believes that the income-producing ability of the portfolio is intact and will continue to serve shareholders well going forward.

Conclusion:

The world is uncertain, and the adviser believes that many investors underestimate the potential range of outcomes. In 2021, risk aversion was not rewarded as market results were robust and investor enthusiasm was high. We are cognizant that the good times may not last forever and so we maintain a more conservative and higher-quality bias in the Funds. This quality orientation can help mitigate the inherent uncertainty associated with investing. The adviser will continue to identify high-quality companies with a balanced risk/reward trade-off and will attempt to invest in these companies when valuations are attractive. This should enable participation in up markets and protection in down markets. Investing in quality over the long term has proven to be an effective means of achieving investment objectives, and we expect it will be in the future.

Investment Results (Unaudited)

Average Annual Total Returns(a) as of December 31, 2021

	One Year	Five Year	Ten Year
Crawford Large Cap Dividend Fund
Class I	21.91%	13.01%	11.77%
Class C(b)	20.73%	11.88%	10.65%
Russell 1000® Value Index(c)	25.16%	11.16%	12.97%
S&P 500® Index(c)	28.71%	18.47%	16.55%

	Expense Ratios(d)
	Class I	Class C
Gross(e)	0.98%	1.98%
With Applicable Waivers(e)	0.98%	1.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Crawford Large Cap Dividend Fund (the “Large Cap Dividend Fund”) distributions or the redemption of Large Cap Dividend Fund shares. Current performance of the Large Cap Dividend Fund may be lower or higher than the performance quoted. The Large Cap Dividend Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 431-1716.

(a)	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(c)	The Russell 1000® Value Index and the S&P 500® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Large Cap Dividend Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Large Cap Dividend Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios reflect information from the Large Cap Dividend Fund’s prospectus dated April 30, 2021. Crawford Investment Counsel, Inc. (the “Adviser”) has contractually agreed to waive its management fee and, to the extent necessary reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted

Investment Results (Unaudited) (continued)

in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of the Large Cap Dividend Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Large Cap Dividend Fund’s business, do not exceed 0.98% through April 30, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Large Cap Dividend Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Large Cap Dividend Fund’s expense ratios as of December 31, 2021 can be found in the financial highlights.

(e)	The expense ratios, as of the Large Cap Dividend Fund’s prospectus dated April 30, 2021, include recoupment by the Adviser of previously waived management fees in the amount of 0.03%.

The Large Cap Dividend Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The Large Cap Dividend Fund’s prospectus contains this and other important information about the Large Cap Dividend Fund and may be obtained by calling (800) 431-1716. Please read it carefully before investing.

The Large Cap Dividend Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Crawford Large Cap Dividend Fund – Class I, the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2011 and through December 31, 2021. THE LARGE CAP DIVIDEND FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Large Cap Dividend Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Large Cap Dividend Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Large Cap Dividend Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 431-1716. The Large Cap Dividend Fund’s prospectus and summary prospectus contains important information about the Large Cap Dividend Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Large Cap Dividend Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of December 31, 2021

			Since
			Inception
	One Year	Five Year	(9/26/12)
Crawford Small Cap Dividend Fund
Class I	22.06%	10.04%	12.48%
Russell 2000® Index(b)	14.82%	12.02%	12.78%
Russell 2000® Value Index(b)	28.27%	9.07%	11.42%

		Expense Ratios(c)
		Class I
Gross		1.17%
With Applicable Waivers		0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Crawford Small Cap Dividend Fund (the “Small Cap Dividend Fund”) distributions or the redemption of Small Cap Dividend Fund shares. Current performance of the Small Cap Dividend Fund may be lower or higher than the performance quoted. The Small Cap Dividend Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 431-1716.

(a)	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	The Russell 2000® Index and the Russell 2000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Small Cap Dividend Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Small Cap Dividend Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios reflect information from the Small Cap Dividend Fund’s prospectus dated April 30, 2021. Crawford Investment Counsel, Inc. (the “Adviser”) contractually has agreed to waive its management fee and, to the extent necessary reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/ or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation

Investment Results (Unaudited) (continued)

expenses, indemnification of Trust officers and Trustees and contractual indemnification of Small Cap Dividend Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Small Cap Dividend Fund’s business, do not exceed 0.99% through April 30, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Small Cap Dividend Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Small Cap Dividend Fund’s expense ratios as of December 31, 2021 can be found in the financial highlights.

The Small Cap Dividend Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small Cap Dividend Fund and may be obtained by calling (800) 431-1716. Please read it carefully before investing.

The Small Cap Dividend Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Small Cap Dividend Fund – Class I and the Russell 2000® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of operations) and through December 31, 2021. THE SMALL CAP DIVIDEND FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small Cap Dividend Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 431-1716. The Small Cap Dividend Fund’s prospectus and summary prospectus contains important information about the Small Cap Dividends Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Small Cap Dividend Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of December 31, 2021

		Since
		Inception
	One Year	(9/12/17)
Crawford Multi-Asset Income Fund	15.90%	5.03%
NASDAQ US Multi-Asset Diversified Income IndexSM (b)	16.87%	3.35%

	Expense Ratios(c)
Gross	1.27%
With Applicable Waivers	1.01%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Crawford Multi-Asset Income Fund (the “Multi-Asset Income Fund”) distributions or the redemption of Multi-Asset Income Fund shares. Current performance of the Multi-Asset Income Fund may be lower or higher than the performance quoted. The Multi-Asset Income Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 431-1716.

(a)	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The index is comprised of securities classified as U.S. equities, U.S. Real Estate Investment Trusts, U.S. preferred securities, U.S. Master Limited Partnerships, and a high-yield corporate debt Exchange Traded Fund and is representative of a broader market and range of securities than are found in the Multi-Asset Income Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Multi-Asset Income Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios, which include acquired fund fees and expenses of 0.01%, reflect information from the Multi-Asset Income Fund’s prospectus dated April 30, 2021. Crawford Investment Counsel, Inc. (the “Adviser”) contractually has agreed to waive its management fee and, to the extent necessary reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with

Investment Results (Unaudited) (continued)

any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Multi-Asset Income Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Multi-Asset Income Fund’s business, do not exceed 1.00% through April 30, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/ expense payment by the Adviser is subject to recoupment by the Adviser from the Multi-Asset Income Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Multi-Asset Income Fund’s expense ratios (not including acquired fund fees and expenses) as of December 31, 2021 can be found in the financial highlights.

The Multi-Asset Income Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Multi-Asset Income Fund and may be obtained by calling (800) 431-1716. Please read it carefully before investing.

The Multi-Asset Income Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Crawford Multi-Asset Income Fund and the NASDAQ US Multi-Asset Diversified Income IndexSM (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 12, 2017 (commencement of operations) and through December 31, 2021. THE MULTI-ASSET INCOME FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Multi-Asset Income Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 431-1716. Multi-Asset Income Fund’s prospectus and summary prospectus contains important information about the Multi-Asset Income Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Multi-Asset Income Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Fund Holdings (Unaudited)

December 31, 2021

Crawford Large Cap Dividend Fund Holdings as of December 31, 2021.*

The investment objective of the Crawford Large Cap Dividend Fund is total return. Total return is comprised of both capital appreciation and income.

Crawford Small Cap Dividend Fund Holdings as of December 31, 2021.*

The investment objective of the Crawford Small Cap Dividend Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

*	As a percentage of net assets.

Fund Holdings (Unaudited)

December 31, 2021

Crawford Multi-Asset Income Fund Holdings as of December 31, 2021.*

*	As a percentage of net assets.

The investment objective of the Crawford Multi-Asset Income Fund is to provide current income.

Availability of Portfolio Schedule – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Funds’ website at http://www.crawfordinvestmentfunds.com.

Crawford Large Cap Dividend Fund
Schedule of Investments
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.68%
Communications — 3.81%
Comcast Corp., Class A	25,500	$1,283,415
Omnicom Group, Inc.	14,850	1,088,060
		2,371,475
Consumer Discretionary — 9.71%
Genuine Parts Co.	14,940	2,094,588
Home Depot, Inc. (The)	6,710	2,784,717
Starbucks Corp.	10,000	1,169,700
		6,049,005
Consumer Staples — 11.41%
Coca-Cola Co. (The)	30,000	1,776,300
Mondelez International, Inc., Class A	25,850	1,714,114
Philip Morris International, Inc.	19,250	1,828,750
Procter & Gamble Co. (The)	10,900	1,783,022
		7,102,186
Financials — 18.12%
American Express Co.	11,900	1,946,840
BlackRock, Inc.	2,100	1,922,676
Chubb Ltd.	10,500	2,029,755
JPMorgan Chase & Co.	6,700	1,060,945
Marsh & McLennan Cos., Inc.	7,000	1,216,740
Northern Trust Corp.	11,120	1,330,063
Willis Towers Watson PLC	7,478	1,775,950
		11,282,969
Health Care — 15.17%
AbbVie, Inc.	12,500	1,692,500
AstraZeneca PLC - ADR	31,000	1,805,750
Cardinal Health, Inc.	3,000	154,470
Johnson & Johnson	13,140	2,247,860
Medtronic PLC	15,000	1,551,750
Merck & Co., Inc.	20,770	1,591,813
Stryker Corp.	1,500	401,130
		9,445,273
Industrials — 16.56%
3M Co.	4,000	710,520
Honeywell International, Inc.	8,000	1,668,080
Hubbell, Inc.	7,140	1,487,048
Johnson Controls International PLC	28,100	2,284,811
Raytheon Technologies Corp.	12,500	1,075,750
United Parcel Service, Inc., Class B	12,930	2,771,416
W.W. Grainger, Inc.	600	310,944
		10,308,569
Technology — 23.04%
Accenture PLC, Class A	5,840	2,420,971
Fidelity National Information Services, Inc.	8,000	873,200
Global Payments, Inc.	4,000	540,720

See accompanying notes which are an integral part of these financial statements.

Crawford Large Cap Dividend Fund
Schedule of Investments (continued)
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.68% - (continued)
Technology — 23.04% - (continued)
International Business Machines Corp.	8,000	$1,069,280
Microsoft Corp.	10,370	3,487,638
S&P Global, Inc.	3,600	1,698,948
SAP SE - ADR	7,500	1,050,825
Texas Instruments, Inc.	13,350	2,516,075
Visa, Inc., Class A	3,200	693,472
		14,351,129
Utilities — 1.86%
American Electric Power Co., Inc.	13,000	1,156,610
Total Common Stocks (Cost $30,749,220)		62,067,216

MONEY MARKET FUNDS - 0.23%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%(a)	141,113	141,113
Total Money Market Funds (Cost $141,113)		141,113
Total Investments — 99.91% (Cost $30,890,333)		62,208,329
Other Assets in Excess of Liabilities — 0.09%		57,015
NET ASSETS — 100.00%		$62,265,344

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Crawford Small Cap Dividend Fund
Schedule of Investments
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.91%
Communications — 1.49%
Switch, Inc., Class A	179,618	$5,144,260

Consumer Discretionary — 11.24%
Carter’s, Inc.	45,374	4,592,756
Columbia Sportswear Co.	41,200	4,014,528
Hanesbrands, Inc.	270,500	4,522,760
HNI Corp.	89,944	3,782,145
Jack in the Box, Inc.	41,938	3,668,736
Johnson Outdoors, Inc., Class A	41,613	3,898,722
Leggett & Platt, Inc.	89,570	3,686,701
Monro, Inc.	75,748	4,413,836
Wolverine World Wide, Inc.	217,199	6,257,504
		38,837,688
Consumer Staples — 7.60%
Casey’s General Stores, Inc.	33,095	6,531,298
Flowers Foods, Inc.	126,961	3,487,619
Inter Parfums, Inc.	29,000	3,100,100
J&J Snack Foods Corp.	23,578	3,724,381
MGP Ingredients, Inc.	56,861	4,832,616
PriceSmart, Inc.	62,484	4,571,954
		26,247,968
Energy — 0.79%
DT Midstream, Inc.	57,006	2,735,148

Financials — 21.56%
Artisan Partners Asset Management, Inc., Class A	77,308	3,682,953
BancFirst Corp.	63,188	4,458,545
Bryn Mawr Bank Corp.	94,055	4,233,416
First Hawaiian, Inc.	113,400	3,099,222
First of Long Island Corp. (The)	152,622	3,295,109
Glacier Bancorp, Inc.	60,462	3,428,195
Hanover Insurance Group, Inc.	47,774	6,261,260
Houlihan Lokey, Inc.	52,326	5,416,788
Lazard Ltd., Class A	77,739	3,391,753
Old Republic International Corp.	234,393	5,761,380
South State Corp.	74,968	6,005,686
Sterling Bancorp	198,265	5,113,254
Trico Bancshares	154,004	6,616,013
Valley National Bancorp	475,456	6,537,520
Walker & Dunlop, Inc.	47,600	7,181,888
		74,482,982
Health Care — 7.45%
Atrion Corp.	7,856	5,537,694
CONMED Corp.	60,285	8,546,002
Perrigo Co. PLC	101,801	3,960,059
Psychemedics Corp.	216,581	1,503,072

See accompanying notes which are an integral part of these financial statements.

Crawford Small Cap Dividend Fund
Schedule of Investments (continued)
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.91% - (continued)
Health Care — 7.45% - (continued)
U.S. Physical Therapy, Inc.	64,813	$6,192,882
		25,739,709
Industrials — 23.97%
AZZ, Inc.	47,000	2,598,630
ESCO Technologies, Inc.	71,511	6,435,274
Franklin Electric Co., Inc.	64,818	6,129,190
Hackett Group, Inc. (The)	352,713	7,241,198
Healthcare Services Group, Inc.	143,101	2,545,767
Kaman Corp.	84,692	3,654,460
Landstar System, Inc.	10,218	1,829,226
Littelfuse, Inc.	20,602	6,483,037
Moog, Inc., Class A	56,875	4,605,169
MSC Industrial Direct Co., Inc., Class A	63,857	5,367,819
Mueller Water Products, Inc., Series A	403,720	5,813,568
National Instruments Corp.	126,679	5,532,072
nVent Electric PLC	181,259	6,887,842
Standex International, Inc.	40,500	4,481,730
Tennant Co.	44,891	3,637,967
Valmont Industries, Inc.	24,141	6,047,321
Woodward, Inc.	31,690	3,468,787
		82,759,057
Materials — 3.17%
Cameco Corp.	187,831	4,096,594
HB Fuller Co.	84,804	6,869,124
		10,965,718
Real Estate — 4.77%
Armada Hoffler Properties, Inc.	193,006	2,937,551
Four Corners Property Trust, Inc.	91,401	2,688,103
Independence Realty Trust, Inc.	197,651	5,105,326
PS Business Parks, Inc.	12,078	2,224,405
STAG Industrial, Inc.	73,817	3,540,263
		16,495,648
Technology — 14.67%
American Software, Inc., Class A	289,461	7,575,194
AudioCodes, Ltd.	124,673	4,331,140
Avnet, Inc.	71,304	2,939,864
Brooks Automation, Inc.	70,627	7,282,350
Cass Information Systems, Inc.	116,267	4,571,618
Power Integrations, Inc.	64,241	5,967,346
Sapiens International Corp. NV	164,550	5,668,748
Simulations Plus, Inc.	132,365	6,260,865
TTEC Holdings, Inc.	67,236	6,088,220
		50,685,345
Utilities — 2.20%
Black Hills Corp.	62,052	4,379,010

See accompanying notes which are an integral part of these financial statements.

Crawford Small Cap Dividend Fund
Schedule of Investments (continued)
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.91% - (continued)
Utilities — 2.20% - (continued)
IDACORP, Inc.	28,500	$3,229,335
		7,608,345
Total Common Stocks (Cost $259,748,120)		341,701,868

MONEY MARKET FUNDS - 1.35%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%(a)	4,657,437	4,657,437
Total Money Market Funds (Cost $4,657,437)		4,657,437
Total Investments — 100.26% (Cost $264,405,557)		346,359,305
Liabilities in Excess of Other Assets — (0.26)%		(896,597)
NET ASSETS — 100.00%		$345,462,708

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes which are an integral part of these financial statements.

Crawford Multi-Asset Income Fund
Schedule of Investments
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 56.98%
Communications — 4.18%
AT&T, Inc.	55,800	$1,372,680
BCE, Inc.	58,920	3,066,197
Verizon Communications, Inc.	26,030	1,352,519
		5,791,396
Consumer Staples — 2.69%
Philip Morris International, Inc.	39,280	3,731,600

Energy — 11.17%
Kinder Morgan, Inc.	195,960	3,107,926
ONEOK, Inc.	66,560	3,911,066
Valero Energy Corp.	44,740	3,360,421
Williams Cos., Inc. (The)	196,400	5,114,256
		15,493,669
Financials — 12.74%
AGNC Investment Corp.	204,490	3,075,530
Huntington Bancshares, Inc.	187,430	2,890,171
New Residential Investment Corp.	298,200	3,193,722
New York Community Bancorp, Inc.	217,820	2,659,582
Old Republic International Corp.	106,930	2,628,339
People’s United Financial, Inc.	180,900	3,223,637
		17,670,981
Health Care — 7.20%
AbbVie, Inc.	38,140	5,164,156
Cardinal Health, Inc.	43,600	2,244,964
Pfizer, Inc.	43,640	2,576,942
		9,986,062
Industrials — 1.50%
BAE Systems PLC - ADR	69,740	2,077,206

Real Estate — 11.56%
Alexander’s, Inc.	12,680	3,300,604
Brandywine Realty Trust	193,970	2,603,077
Four Corners Property Trust, Inc.	81,830	2,406,620
Physicians Realty Trust	148,390	2,794,184
STAG Industrial, Inc.	31,960	1,532,802
WP Carey, Inc.	41,460	3,401,793
		16,039,080
Technology — 2.84%
International Business Machines Corp.	29,420	3,932,277

Utilities — 3.10%
Duke Energy Corp.	19,620	2,058,138
NorthWestern Corp.	39,280	2,245,245
		4,303,383
Total Common Stocks (Cost $67,884,109)		79,025,654

See accompanying notes which are an integral part of these financial statements.

Crawford Multi-Asset Income Fund
Schedule of Investments (continued)
December 31, 2021

	Shares	Fair Value
PREFERRED STOCKS — 35.70%
Energy— 1.04%
Energy Transfer LP, Series D, 7.63%	57,530	$1,442,277

Financials— 18.89%
Allstate Corp., Series G, 5.63%	64,550	1,699,602
Ally Financial, Inc., Series B, 4.70%	3,989,000	4,151,053
American Express Co., Series D, 3.55%	4,100,000	4,113,838
Annaly Capital Management, Inc., Series F, 6.95%	139,530	3,569,177
Bank of America Corp., Series KK, 5.38%	51,050	1,369,161
Charles Schwab Corp. (The), Series D, 5.95%	51,250	1,305,850
Invesco Mortgage Capital, Inc., Series C, 7.50%	122,310	3,018,611
Two Harbors Investment Corp., Series B, 7.63%	161,400	4,207,697
Wells Fargo & Co., Series L, 7.50%	1,850	2,757,481
		26,192,470
Industrials— 1.90%
General Electric Co., Series D, 3.53%	2,640,000	2,640,000

Real Estate— 9.22%
Armada Hoffler Properties Inc., Series A, 6.75%	106,930	2,878,587
Digital Realty Trust, Inc., Series L, 5.20%	102,150	2,735,577
Hersha Hospitality Trust, Series D, 6.50%	66,910	1,532,239
Monmouth Real Estate Investment Corp., Series C, 6.13%	79,840	2,015,162
UMH Properties, Inc., Series D, 6.38%	37,100	963,858
Vornado Realty Trust, Series M, 5.25%	104,150	2,662,074
		12,787,497
Utilities— 4.65%
Centerpoint Energy, Inc., Series A, 6.13%(a)	1,920,000	1,998,000
Nisource, Inc., Series B, 6.50%	63,250	1,721,665
Sempra Energy, 5.75%	33,400	913,156
Spire, Inc., Series A, 5.90%	66,580	1,821,629
		6,454,450
Total Preferred Stocks (Cost $47,102,657)		49,516,694

	Principal
	Amount
CORPORATE BONDS — 4.30%
Energy— 2.15%
Transcanada Trust, 5.63%, 5/20/2075	$2,830,000	2,978,575

Utilities— 2.15%
Southern Co. (The), Series B, 5.50%, 3/15/2057	2,975,000	2,982,146
Total Corporate Bonds (Cost $5,602,980)		5,960,721

	Shares
MONEY MARKET FUNDS - 2.73%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%(b)	3,781,785	3,781,785
Total Money Market Funds (Cost $3,781,785)		3,781,785
Total Investments — 99.71% (Cost $124,371,531)		$138,284,854
Other Assets in Excess of Liabilities — 0.29%		406,813
NET ASSETS — 100.00%		$138,691,667

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Assets and Liabilities
December 31, 2021

	Crawford	Crawford
	Large Cap	Small Cap	Crawford
	Dividend	Dividend	Multi-Asset
	Fund	Fund	Income Fund
Assets
Investments in securities at value (cost $30,890,333, $264,405,557 and $124,371,531)	$62,208,329	$346,359,305	$138,284,854
Receivable for fund shares sold	—	9,653	—
Dividends and interest receivable	113,702	319,619	591,437
Prepaid expenses	14,884	24,177	10,621
Total Assets	62,336,915	346,712,754	138,886,912
Liabilities
Payable for fund shares redeemed	—	2,343	60,000
Payable for investments purchased	—	941,041	—
Payable to Adviser	25,888	249,441	92,662
12b-1 fees accrued - Class C	7,844	—	—
Payable to affiliates	8,570	22,863	11,584
Payable to trustees	3,525	3,525	3,525
Other accrued expenses	25,744	30,833	27,474
Total Liabilities	71,571	1,250,046	195,245
Net Assets	$62,265,344	$345,462,708	$138,691,667
Net Assets consist of:
Paid-in capital	$30,961,082	$261,818,364	$130,731,536
Accumulated earnings	31,304,262	83,644,344	7,960,131
Net Assets	$62,265,344	$345,462,708	$138,691,667
Class I
Net Assets	$59,094,595	$345,462,708
Shares outstanding (unlimited number of shares authorized, no par value)	4,041,568	7,147,537
Net asset value (“NAV”) and offering price per share	$14.62	$48.33
Class C
Net Assets	$3,170,749
Shares outstanding (unlimited number of shares authorized, no par value)	218,809
Net asset value (“NAV”) and offering price per share	$14.49

Net Assets			$138,691,667
Shares outstanding (unlimited number of shares authorized, no par value)			5,376,576
Net asset value (“NAV”) and offering price per share			$25.80

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Operations
For the year ended December 31, 2021

	Crawford Large	Crawford Small	Crawford Multi-
	Cap Dividend	Cap Dividend	Asset Income
	Fund	Fund	Fund
Investment Income
Dividend income	$1,302,676	$6,613,161	$4,594,392
Interest income	—	—	323,216
Foreign dividend taxes withheld	(5,625)	(18,314)	(25,172)
Total investment income	1,297,051	6,594,847	4,892,436

Expenses
Adviser	292,815	3,174,550	1,242,803
Fund accounting	41,917	60,402	42,599
Administration	31,078	172,563	65,939
12b-1 fees- Class C	30,410	—	—
Registration	27,214	29,538	13,218
Transfer agent	27,000	27,953	18,000
Legal	19,241	19,240	19,241
Audit and tax preparation	18,560	18,559	19,560
Trustee	14,576	14,576	14,576
Compliance services	12,001	12,001	12,000
Custodian	7,680	33,040	14,453
Report printing	6,528	11,576	5,843
Insurance	2,401	4,850	3,021
Pricing	494	515	1,022
Miscellaneous	21,145	27,286	21,811
Total expenses	553,060	3,606,649	1,494,086
Recoupment of prior expenses waived by Adviser	23,164	—	—
Fees contractually waived by Adviser	—	(431,087)	(250,932)
Net operating expenses	576,224	3,175,562	1,243,154
Net investment income	720,827	3,419,285	3,649,282
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,369,894	25,953,829	1,890,821
Net change in unrealized appreciation of investment securities and translation of assets and liabilities in foreign currency	9,366,365	31,340,425	11,697,864
Net realized and change in unrealized gain on investments and foreign currency	10,736,259	57,294,254	13,588,685
Net increase in net assets resulting from operations	$11,457,086	$60,713,539	$17,237,967

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Changes in Net Assets

	Crawford Large Cap Dividend Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$720,827	$865,623
Net realized gain on investment securities transactions	1,369,894	2,920,470
Net change in unrealized appreciation (depreciation) of investment securities	9,366,365	(323,453)
Net increase in net assets resulting from operations	11,457,086	3,462,640

Distributions to Shareholders from Earnings
Class I	(2,110,276)	(3,375,504)
Class C	(83,969)	(179,279)
Total distributions	(2,194,245)	(3,554,783)

Capital Transactions - Class I
Proceeds from shares sold	3,181,478	5,550,415
Reinvestment of distributions	1,761,515	2,938,581
Amount paid for shares redeemed	(5,373,646)	(5,469,889)
Total Class I	(430,653)	3,019,107
Capital Transactions - Class C
Proceeds from shares sold	110,219	22,169
Reinvestment of distributions	83,359	178,913
Amount paid for shares redeemed	(561,579)	(1,208,235)
Total Class C	(368,001)	(1,007,153)
Net increase (decrease) in net assets resulting from capital transactions	(798,654)	2,011,954
Total Increase in Net Assets	8,464,187	1,919,811

Net Assets
Beginning of year	53,801,157	51,881,346
End of year	$62,265,344	$53,801,157

Share Transactions - Class I
Shares sold	235,160	464,662
Shares issued in reinvestment of distributions	122,006	243,482
Shares redeemed	(396,551)	(463,874)
Total Class I	(39,385)	244,270

Share Transactions - Class C
Shares sold	7,756	1,919
Shares issued in reinvestment of distributions	5,784	14,943
Shares redeemed	(42,096)	(107,478)
Total Class C	(28,556)	(90,616)

Net increase (decrease) in shares outstanding	(67,941)	153,654

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Changes in Net Assets (continued)

	Crawford Small Cap Dividend Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,419,285	$3,212,256
Net realized gain (loss) on investment securities transactions	25,953,829	(3,819,195)
Net change in unrealized appreciation of investment securities	31,340,425	12,326,703
Net increase in net assets resulting from operations	60,713,539	11,719,764

Distributions to Shareholders from Earnings
Class I	(23,570,079)	(5,284,700)
Total distributions	(23,570,079)	(5,284,700)

Capital Transactions - Class I
Proceeds from shares sold	47,465,130	46,445,371
Reinvestment of distributions	20,663,782	4,505,607
Amount paid for shares redeemed	(29,036,264)	(38,138,275)
Total Class I	39,092,648	12,812,703
Capital Transactions - Class C(a)
Amount paid for shares redeemed	—	(1,342,811)
Total Class C	—	(1,342,811)
Net increase in net assets resulting from capital transactions	39,092,648	11,469,892
Total Increase in Net Assets	76,236,108	17,904,956

Net Assets
Beginning of year	269,226,600	251,321,644
End of year	$345,462,708	$269,226,600

Share Transactions - Class I
Shares sold	966,530	1,326,403
Shares issued in reinvestment of distributions	427,335	119,445
Shares redeemed	(584,423)	(1,059,459)
Total Class I	809,442	386,389

Share Transactions - Class C(a)
Shares redeemed	—	(34,893)
Total Class C	—	(34,893)

Net increase in shares outstanding	809,442	351,496

(a)	The Small Cap Dividend Fund Class C shares ceased operations on February 26, 2020.

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Changes in Net Assets (continued)

	Crawford Multi-Asset Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,649,282	$3,426,647
Net realized gain (loss) on investment securities transactions	1,890,821	(7,797,201)
Net change in unrealized appreciation (depreciation) of investment securities	11,697,864	(816,582)
Net increase (decrease) in net assets resulting from operations	17,237,967	(5,187,136)

Distributions to Shareholders from
Earnings	(4,126,741)	(3,540,919)
Return of capital	—	(103,691)
Total distributions	(4,126,741)	(3,644,610)

Capital Transactions
Proceeds from shares sold	21,576,559	29,078,143
Reinvestment of distributions	3,311,063	2,882,934
Amount paid for shares redeemed	(5,363,476)	(10,399,035)
Net increase in net assets resulting from capital transactions	19,524,146	21,562,042
Total Increase in Net Assets	32,635,372	12,730,296

Net Assets
Beginning of year	106,056,295	93,325,999
End of year	$138,691,667	$106,056,295

Share Transactions
Shares sold	850,422	1,291,122
Shares issued in reinvestment of distributions	132,281	135,508
Shares redeemed	(215,394)	(442,878)

Net increase in shares outstanding	767,309	983,752

See accompanying notes which are an integral part of these financial statements.

Crawford Large Cap Dividend Fund – Class I
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$12.44	$12.44	$9.83	$10.63	$9.99
Investment operations:
Net investment income	0.18	0.21	0.19	0.18	0.16
Net realized and unrealized gain (loss)	2.53	0.65	2.61	(0.59)	1.24
Total from investment operations	2.71	0.86	2.80	(0.41)	1.40
Less distributions to shareholders from:
Net investment income	(0.18)	(0.21)	(0.19)	(0.18)	(0.17)
Net realized gains	(0.35)	(0.65)	—	(0.21)	(0.59)
Total distributions	(0.53)	(0.86)	(0.19)	(0.39)	(0.76)
Net asset value, end of year	$14.62	$12.44	$12.44	$9.83	$10.63
Total Return(a)	21.91%	7.32%	28.61%	(3.97)%	14.08%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$59,095	$50,751	$47,713	$37,585	$33,272
Ratio of net expenses to average net assets	0.93%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets before waiver or recoupment	0.89%	0.95%	0.98%	1.03%	1.07%
Ratio of net investment income to average net assets	1.28%	1.84%	1.64%	1.70%	1.57%
Portfolio turnover rate	7%	43%	7%	14%	21%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Crawford Large Cap Dividend Fund – Class C
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$12.33	$12.33	$9.76	$10.54	$9.91
Investment operations:
Net investment income	0.04	0.10	0.07	0.08	0.06
Net realized and unrealized gain (loss)	2.51	0.64	2.57	(0.59)	1.22
Total from investment operations	2.55	0.74	2.64	(0.51)	1.28
Less distributions to shareholders from:
Net investment income	(0.04)	(0.09)	(0.07)	(0.06)	(0.06)
Net realized gains	(0.35)	(0.65)	—	(0.21)	(0.59)
Total distributions	(0.39)	(0.74)	(0.07)	(0.27)	(0.65)
Net asset value, end of year	$14.49	$12.33	$12.33	$9.76	$10.54
Total Return(a)	20.73%	6.26%	27.16%	(4.84)%	12.95%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$3,171	$3,050	$4,168	$4,069	$5,385
Ratio of net expenses to average net assets	1.96%	1.98%	1.98%	1.98%	1.98%
Ratio of expenses to average net assets before waiver or recoupment	1.89%	1.95%	1.98%	2.03%	2.07%
Ratio of net investment income to average net assets	0.26%	0.84%	0.64%	0.68%	0.56%
Portfolio turnover rate	7%	43%	7%	14%	21%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Crawford Small Cap Dividend Fund – Class I
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$42.48	$41.98	$36.39	$42.42	$39.32
Investment operations:
Net investment income	0.52	0.52	0.55	0.47	0.40
Net realized and unrealized gain (loss)	8.83	0.83	7.20	(3.70)	5.06
Total from investment operations	9.35	1.35	7.75	(3.23)	5.46
Less distributions to shareholders from:
Net investment income	(0.53)	(0.48)	(0.58)	(0.45)	(0.43)
Net realized gains	(2.97)	(0.37)	(1.58)	(2.35)	(1.93)
Total distributions	(3.50)	(0.85)	(2.16)	(2.80)	(2.36)
Net asset value, end of year	$48.33	$42.48	$41.98	$36.39	$42.42
Total Return(a)	22.06%	3.50%	21.38%	(7.64)%	13.94%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$345,463	$269,227	$249,865	$178,416	$181,709
Ratio of net expenses to average net assets	0.99%	0.99%	1.03%	1.05%	1.05%
Ratio of expenses to average net assets before waiver or recoupment	1.12%	1.17%	1.18%	1.20%	1.23%
Ratio of net investment income to average net assets	1.07%	1.44%	1.36%	1.11%	1.00%
Portfolio turnover rate	27%	32%	28%	33%	36%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Crawford Multi-Asset Income Fund
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended December 31,				For the
					Period
					Ended
					December
	2021	2020	2019	2018	31, 2017(a)
Selected Per Share Data:
Net asset value, beginning of year	$23.01	$25.74	$22.54	$24.79	$25.00
Investment operations:
Net investment income	0.74	0.79	0.94	1.05	0.24
Net realized and unrealized gain (loss)	2.88	(2.68)	3.56	(2.20)	(0.21)
Total from investment operations	3.62	(1.89)	4.50	(1.15)	0.03
Less distributions to shareholders from:
Net investment income	(0.83)	(0.82)	(1.00)	(1.04)	(0.23)
Net realized gains	—	—	(0.29)	(0.06)	—
Return of capital	—	(0.02)	(0.01)	—	(0.01)
Total distributions	(0.83)	(0.84)	(1.30)	(1.10)	(0.24)
Net asset value, end of year	$25.80	$23.01	$25.74	$22.54	$24.79
Total Return(b)	15.90%	(7.00)%	20.25%	(4.86)%	0.14	% (c)
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$138,692	$106,056	$93,326	$50,923	$30,488
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	% (d)
Ratio of expenses to average net assets before waiver or recoupment	1.20%	1.26%	1.32%	1.39%	2.46	% (d)
Ratio of net investment income to average net assets	2.94%	3.67%	3.89%	4.51%	4.54	% (d)
Portfolio turnover rate	12%	33%	20%	28%	5	% (c)

(a)	For the period September 12, 2017 (commencement of operations) to December 31, 2017.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Notes to the Financial Statements
December 31, 2021

NOTE 1. ORGANIZATION

Crawford Large Cap Dividend Fund (the “Large Cap Dividend Fund”, formerly known as Crawford Dividend Growth Fund), Crawford Small Cap Dividend Fund (the “Small Cap Dividend Fund”) and Crawford Multi-Asset Income Fund (the “Multi-Asset Income Fund”) (each a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Unified Series Trust (the “Trust”). The Large Cap Dividend Fund, Small Cap Dividend Fund, and Multi-Asset Income Fund were organized on December 7, 2003, June 21, 2012, and August 7, 2017, respectively. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Crawford Investment Counsel, Inc. (the “Adviser”). The investment objective of the Large Cap Dividend Fund is to provide total return. The investment objective of the Small Cap Dividend Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. The investment objective of the Multi-Asset Income Fund is to provide current income.

The Large Cap Dividend Fund currently offers two classes of shares: Class C and Class I. Large Cap Dividend Fund Class I shares were first offered to the public on January 5, 2004, and Large Cap Dividend Fund Class C shares were first offered to the public on January 27, 2004. Small Cap Dividend Fund Class I shares were first offered to the public on September 26, 2012, and Small Cap Dividend Fund Class C shares were first offered to the public on April 29, 2015; closed for sale on December 3, 2019, and ceased operation on February 26, 2020. Shares of the Multi-Asset Income Fund were first offered to the public on September 12, 2017. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statements of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended December 31, 2021, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Large Cap Dividend Fund and Small Cap Dividend Fund each typically distribute substantially all of its net investment income quarterly and net realized capital gains, if any, at least annually. Multi-Asset Income Fund typically distributes net investment income monthly and any realized net capital gains annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Funds.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

For the fiscal year end of December 31, 2021, the Funds made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Large Cap Dividend Fund	$—	$—
Small Cap Dividend Fund	(1)	1
Multi-Asset Income Fund	(477,902)	477,902

Contingent Deferred Sales Charges – With respect to the Class C shares of Large Cap Dividend Fund there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current NAV, will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the applicable Large Cap Dividend Fund will first redeem shares not subject to any charge.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Funds might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Large Cap Dividend Fund
Common Stocks(a)	$62,067,216	$—	$—	$62,067,216
Money Market Funds	141,113	—	—	141,113
Total	$62,208,329	$—	$—	$62,208,329

Small Cap Dividend Fund
Common Stocks(a)	341,701,868	—	—	341,701,868
Money Market Funds	4,657,437	—	—	4,657,437
Total	$346,359,305	$—	$—	$346,359,305

Multi-Asset Income Fund
Common Stocks(a)	79,025,654	—	—	79,025,654
Preferred Stocks(a)	49,516,694	—	—	49,516,694
Corporate Bonds(a)	—	5,960,721	—	5,960,721
Money Market Funds	3,781,785	—	—	3,781,785
Total	$132,324,133	$5,960,721	$—	$138,284,854

(a)	Refer to Schedule of Investments for sector classifications.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund pays the Adviser a fee based on each Fund’s average daily net assets as follows:

	Large Cap Dividend	Small Cap Dividend	Multi-Asset Income
	Fund	Fund	Fund
Management fee rate	0.50%	0.99%	1.00%
Management fees earned	$292,815	$3,174,550	$1,242,803
Fees recouped (waived)	$23,164	$(431,087)	$(250,932)

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Funds’ business, do not exceed 0.98% of the Fund’s average daily net assets with respect to the Large Cap Dividend Fund, 0.99% of the Fund’s average daily net assets with respect to the Small Cap Dividend Fund and 1.00% of the Fund’s average daily net assets with respect to the Multi-Asset Income Fund. The contractual arrangement for the Funds is in place through April 30, 2022.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the applicable Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Large Cap	Small Cap
	Dividend	Dividend	Multi-Asset
Recoverable Through	Fund	Fund	Income Fund
December 31, 2022	$—	$332,606	$224,679
December 31, 2023	—	386,201	238,010
December 31, 2024	—	431,087	250,932

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners provided the Chief Compliance Officer to the Trust.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Funds for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,785 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $3,235 per fund from the Trust, and the Independent Chairman of the Board receives $3,435 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. Prior to November 15, 2021, these fees were $2,510 for non-Chairman, $2,960 for the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee, and

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

$3,160 for the Independent Chairman of the Board. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Trust, with respect to the Large Cap Dividend Fund has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee to the Distributor, the Adviser or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) attributable to the Fund in connection with the promotion and distribution of the Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Funds under the Plan. For the fiscal year ended December 31, 2021, the Large Cap Dividend Class C shares incurred 12b-1 Expenses of $30,410. At December 31, 2021, $7,844 was owed for 12b-1 Expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2021, purchases and sales of investment securities, other than short-term investments were as follows:

	Purchases	Sales
Large Cap Dividend Fund	$4,189,508	$5,182,080
Small Cap Dividend Fund	102,383,863	84,595,681
Multi-Asset Income Fund	33,806,861	14,917,762

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2021.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

NOTE 6. FEDERAL TAX INFORMATION

At December 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Gross unrealized appreciation	$31,545,833	$88,483,691	$15,404,913
Gross unrealized depreciation	(251,561)	(7,561,046)	(1,491,592)
Net unrealized appreciation (depreciation) on investments	31,294,272	80,922,645	13,913,321
Tax cost of investments	30,914,057	265,436,660	124,371,533

The tax character of distributions paid for the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	Large Cap Dividend Fund		Small Cap Dividend Fund		Multi-Asset Income Fund
	2021	2020	2021	2020	2021	2020
Distributions paid from:
Ordinary income(a)	$723,327	$864,312	$3,489,559	$2,965,677	$4,126,741	$3,540,919
Long-term capital gains	1,470,918	2,690,471	20,080,520	2,319,023	—	—
Tax return of capital	—	—	—	—	—	103,691
Total distributions paid	$2,194,245	$3,554,783	$23,570,079	$5,284,700	$4,126,741	$3,644,610

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Undistributed ordinary income	$9,990	$48,123	$—
Undistributed long-term capital gains	—	2,673,576	—
Accumulated capital and other losses	—	—	(5,953,760)
Unrealized appreciation on investments	31,294,272	80,922,645	13,913,891
Total accumulated earnings	$31,304,262	$83,644,344	$7,960,131

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2021

As of December 31, 2021, the Multi-Asset Income Fund had short-term and long-term capital loss carryforwards of $1,633,573 and $4,320,187, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the fiscal year ended December 31, 2021, the Small Cap Dividend Fund and the Multi-Asset Income Fund utilized capital loss carryforwards of $3,196,882 and $1,678,543, respectively.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2021, the Multi-Asset Income Fund had 31.63% of the value of its net assets invested in stocks within the Financials sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

On January 31, 2022, the Multi-Asset Income Fund paid an income distribution of $0.0316 per share to shareholders of record on January 28, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Crawford Funds and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Crawford Funds comprising the funds listed below (the “Funds”) as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Crawford Large Cap Dividend Fund Crawford Small Cap Dividend Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and 2017
Crawford Multi-Asset Income Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018 and for the period from September 12, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Chicago, Illinois

February 24, 2022

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent report, which was presented to the Board for consideration at its meeting held on August 16, 2021, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

			Ending
		Beginning	Account	Expenses
		Account	Value	Paid	Annualized
		Value	December	During	Expense
		July 1, 2021	31, 2021	Period(a)	Ratio
Crawford Large Cap Dividend Fund
Class I	Actual	$1,000.00	$1,063.10	$4.59	0.88%
	Hypothetical(b)	$1,000.00	$1,020.75	$4.50	0.88%
Class C	Actual	$1,000.00	$1,057.50	$10.01	1.93%
	Hypothetical(b)	$1,000.00	$1,015.47	$9.80	1.93%
Crawford Small Cap Dividend Fund
Class I	Actual	$1,000.00	$1,051.40	$5.12	0.99%
	Hypothetical(b)	$1,000.00	$1,020.21	$5.04	0.99%
Crawford Multi-Asset Income Fund
	Actual	$1,000.00	$1,026.20	$5.11	1.00%
	Hypothetical(b)	$1,000.00	$1,020.16	$5.09	1.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Qualified Dividend Income	100%	100%	100%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Qualified Business Income	0%	0%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2019 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Dividends Received Deduction	100%	100%	100%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Long-Term Capital Gains Distributions	$1,470,918	$20,080,520	$—

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present).
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of HippenstielInvestment Counsel LLC (“Hippenstiel”) since 2008. Hippenstielwas registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 22 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of UltimusFund Solutions, LLC, since 2013; Interested Trustee of UltimusManagers Trust, since 2020.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for UltimusFund Solutions, LLC, since 2015.
Martin R. Dean (1963)
President, August 2021 to present; Vice
President, November 2020 to August
2021; Chief Compliance Officer, April
2021 to August 2021; Assistant Chief
Compliance Officer, January 2016 to
April 2021	Current: Senior Vice President, Head of Fund Compliance of UltimusFund Solutions, LLC, since 2016.
GwenethK. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of UltimusFund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, UltimusFund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, UltimusFund Solutions, LLC and UltimusFund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

The Crawford Large Cap Dividend Fund (“Large Cap Fund”), the Crawford Small Cap Dividend Fund (“Small Cap Fund”), and the Crawford Multi-Asset Income Fund (“Multi-Asset Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of continuance of the Funds’ management agreements with their investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements.

The Trustees held a teleconference on August 11, 2021 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and Crawford. At the Trustees’ quarterly meeting held in August 2021, the Board interviewed certain executives of Crawford, including Crawford’s Chief Compliance Officer, and its Managing Director of Equity Investments, and its Chief Operating Officer. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Crawford (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and Crawford for an additional year. The Trustees’ approved continuance of the Funds’ management agreements based on a consideration of all the information provided to the Trustees, and not as the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Crawford provides to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of Crawford’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at Crawford who provide services to the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Crawford to the Funds.

(ii) Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended June 30, 2021. The Trustees discussed each Fund’s performance with management and concluded they were satisfied with the Funds’ performance and Crawford’s discussion and considerations related to any underperformance.

The Trustees observed that the Large Cap Fund Class I Shares had underperformed its benchmark, Russell 1000 Value Index, for the year-to-date and the one-, and five-year and since inception periods but outperformed for the three-year period. They noted that the Fund had underperformed the average return of its Morningstar Large Blend Category, for the one-, three-, and five-year and since inception periods. The Trustees also considered information about the Large Cap Fund’s performance against a peer group noting that the Fund underperformed the peer group for the one-, three-, and five-year and since inception periods. The Trustees noted that the Fund slightly outperformed a composite of

Investment Advisory Agreement Approval (Unaudited)
(continued)

other accounts managed by Crawford using a substantially similar strategy for the one-, three-, five-and ten-year periods.

The Trustees noted that the Small Cap Fund had underperformed its benchmark, the Russell 2000 Index, for the one-, three- and five-year and since inception periods. The Trustees noted that the Small Cap Fund had underperformed the average return of its Morningstar Small Blend Category for the one-, three-, and five-year and since inception periods. The Trustees observed that the Small Cap Fund’s performance was fairly close to that of a composite of other accounts managed by Crawford using a substantially similar strategy for the one-, three- and five-year and since inception periods.

The Trustees observed that the Multi-Asset Fund had underperformed its benchmark, the NASDAQ US Multi-Asset Diversified Income Index, for the one-year period but outperformed for the three-year and since inception periods. The Trustees noted that the Fund had outperformed the average return of its Morningstar Allocation 30%-50% Equity Category for one-year period but underperformed for the three-year and since inception periods. The Trustees observed that the Multi-Asset Fund’s performance was fairly close to that of a composite of other accounts managed by Crawford using a substantially similar strategy for the one- and three-year periods.

The Trustees noted Crawford’s discussion of how its Funds’ portfolios differ from the typical portfolios in the Funds’ comparison groups and considered the impact of the Morningstar categories on relative performance, given attributes of the other funds in the respective categories.

(iii) Fee Rate and Profitability. With respect to each Fund, the Trustees reviewed a fee and expense comparison for funds with a similar strategy. The Trustees observed that the gross management fee for the Large Cap Fund was lower than the average and the median of funds in the Morningstar Large Blend Category and that net expenses were higher than the average and median. The Trustees observed that the gross management fee and net expenses for the Small Cap Fund were higher than the average and the median of funds in the Morningstar Small Blend Category. The Trustees observed that both the gross management fee and the net expenses for the Multi-Asset Fund were higher than the average and median of funds in the Morningstar Allocation 30%-50% Equity Category.

The Trustees also considered a profitability analysis prepared by Crawford for its management of the Funds, which indicated that Crawford is not yet earning a profit as a result of managing any of the Funds.

The Trustees also recalled their review of the Large Cap Fund’s 12b-1 Plan at this meeting and considered other potential benefits that Crawford may receive in connection with its management of the Funds, including third-party research obtained by soft dollars, which may be used to benefit the Funds along with Crawford’s other advisory clients. After considering the above information, the Trustees concluded that the current management fee for each Fund represents reasonable compensation in light of the nature and quality of Crawford’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Crawford’s services to such Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fees, the Trustees also considered the extent to which Crawford will realize economies of scale as a Fund grows larger. The Trustees determined that, in light of the size of the Funds and the fact that Crawford is not yet profitable in managing the Funds, Crawford is not realizing benefits from economies of scale in managing any Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

Rev: January 2020

FACTS	WHAT DO THE CRAWFORD FUNDS (the “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 431-1716

Who we are
Who is providing this notice?	Crawford Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes —information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Crawford Investment Counsel, Inc., the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    The Crawford Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Crawford Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 431-1716 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Kenneth G.Y. Grant, Chairman	Cohen & Company, Ltd.
David R. Carson	151 N Franklin Street, Suite 575
Daniel J. Condon	Chicago, IL 60606
Gary E. Hippenstiel
Stephen A. Little
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink, Chief Compliance Officer	312 Walnut Street, 20th Floor
Zachary P. Richmond, Treasurer and Chief Financial Officer	Cincinnati, OH 45202
Lynn E. Wood, Assistant Chief Compliance Officer

INVESTMENT ADVISER	CUSTODIAN
Crawford Investment Counsel, Inc.	Huntington National Bank
600 Galleria Parkway SE	41 South High Street
Suite 1650	Columbus, OH 43215
Atlanta, GA 30339

DISTRIBUTOR	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Ultimus Fund Distributors, LLC	Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

CRAWFORD-AR-21

LHA Tactical Beta Variable Series Fund

Annual Report

December 31, 2021

Little Harbor Advisors, LLC

30 Doaks Lane

Marblehead, MA 01945

LHA Tactical Beta Variable Series Fund
Statement of Assets and Liabilities
As of December 31, 2021

Assets:
Cash	$50,000
Total Assets	50,000

Net assets	$50,000

Net assets consist of:
Paid-in capital	$50,000
Net assets	$50,000

Series II
Net Assets	$50,000
Shares outstanding (no par value, unlimited shares authorized)	5,000
Net asset value, offering and redemption price per share	$10.00

The accompanying notes are an integral part of this financial statement.

LHA Tactical Beta Variable Series Fund
Notes to the Financial Statement
December 31, 2021

NOTE 1. ORGANIZATION

The LHA Tactical Beta Variable Series Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on August 17, 2021. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund seeks long-term out-performance (net of fees) relative to the large-capitalization U.S. equity market. The Fund has no operations to date other than those relating to organizational matters, including the issuance of 5,000 shares at $10.00 per share to its initial investor, Little Harbor Advisors, LLC (the “Adviser”), the investment adviser to the Fund. Shares of the Fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

The Fund currently offers one class of shares, Series II. The Fund’s Series I shares have been approved by the Board, but are not yet available for purchase and are not being offered at this time. The inception date of the Fund’s Series II shares was December 1, 2021. Operations have not yet commenced for the Fund and all holdings are in currently cash. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) for qualification as a regulated investment company (“RIC”) and under Section 817(h) of the Code with respect to variable annuity or variable life insurance contract.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a RIC under the Code by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal period ended December 31, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of

LHA Tactical Beta Variable Series Fund
Notes to the Financial Statement (continued)
December 31, 2021

Operations when incurred. During the fiscal period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board) . Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund- wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

LHA Tactical Beta Variable Series Fund
Notes to the Financial Statement (continued)
December 31, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The Fund did not hold any investments during the reporting period in which other significant observable inputs were used in determining fair value. The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the Fund’s average daily net assets. The management fee is a unitary fee that includes all of the operating expenses of the Fund except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles).

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

LHA Tactical Beta Variable Series Fund
Notes to the Financial Statement (continued)
December 31, 2021

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,785 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $3,235 per fund from the Trust, and the Independent Chairman of the Board receives $3,435 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings.

The Fund has adopted a distribution or “Rule 12b- 1” Plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).

NOTE 5. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At December 31, 2021, the Adviser owned 100% of the Fund.

NOTE 6. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 7. SHARES OF BENEFICIAL INTEREST TRANSACTIONS

For the period ended December 31, 2021, the shares of beneficial interest and dollar activity in the Fund was as follows:

Series II	Shares	Dollars
Proceeds from issuance of shares	5,000	$50,000
Payments for redemption of shares	—	—
Net increase	5,000	$50,000

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LHA Tactical Beta Variable Series Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LHA Tactical Beta Variable Series Fund (the “Fund”) as of December 31, 2021, and the related notes for the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Chicago, Illinois

February 14, 2022

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present).
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 22 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustee and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Martin R. Dean (1963)
President, August 2021 to present; Vice
President, November 2020 to August 2021;
Chief Compliance Officer, April 2021 to
August 2021; Assistant Chief Compliance
Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (833) 351-2991 to request a copy of the SAI or to make shareholder inquiries.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at https://www.lhafunds.com.

Investment Advisory Agreement Approval (Unaudited)

The LHA Tactical Beta Variable Series Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”) . The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of a management agreement with its investment adviser, Little Harbor Advisors, LLC (“LHA”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement.

The Trustees held a teleconference on August 10, 2021 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the proposed management agreement between the Trust and LHA. At the Trustees’ quarterly meeting held in August 2021, the Board interviewed certain executives of LHA, including LHA’s Chief Executive Officer and its Chief Legal Officer & Chief Compliance Officer. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or LHA (the “Independent Trustees”), approved the management agreement between the Trust and LHA for an initial period of two years. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that LHA would provide to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of LHA’s portfolio managers who would be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at LHA who provide services to the Fund. The Trustees discussed and reviewed LHA’s compliance program and its compliance policies and procedures with respect to regulatory requirements for variable series funds, and Mr. Dean and Mr. Wood provided assurances regarding their oversight and review of those compliance policies. They further discussed with LHA the firm’s financial position and its commitment with respect to supporting the universal fee commitment to the Fund. After a thorough discussion and consideration, the Trustees concluded that LHA has adequate resources to provide satisfactory investment management services to the Fund.

(ii)	Fund Performance. The Trustees next reviewed and discussed the performance of separately managed accounts that utilize an investment strategy similar to that of the Fund. The Trustees also reviewed the performance of an ETF which LHA’s portfolio managers have managed since September 2020. It was the consensus of the Trustees that it was reasonable to conclude that LHA has the ability to manage the Fund successfully from a performance standpoint.

(iii)	Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for the Morningstar Options Trading Category, which indicated that the Fund’s proposed management fee and estimated net expense ratio are higher than the average and median for the category, ranking in the 100th percentile for the proposed unitary fee of 1.25%. The Trustees also considered a profitability analysis prepared by LHA for its management of the Fund, which indicated that after the deduction of marketing expenses LHA does not expect to earn a profit as a result of managing the Fund in its first year of operations but that it does expect to earn a profit, both before and after deduction of marketing expenses, in the second year of operations. The Trustees noted that the proposed unitary fee is slightly higher than the fee charged on LHA’s similarly managed ETF and that both the ETF’s and the proposed Fund’s management fees are inclusive of most operating expenses of the Fund, which would otherwise be borne by the Fund.

The Trustees noted that the Series II Class of the proposed Fund will have a 0.25% 12b-1 fee and considered other potential benefits that LHA may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, and noted that LHA does intend to enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the proposed management fee represents reasonable compensation in light of the nature and quality of the services that LHA proposes to provide to the Fund, the operating expenses that will be paid by LHA, from such unitary fee, the fees and expenses paid by competitive mutual funds, and the anticipated lack of profitability of LHA in providing services to the Fund in the first year of operations.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which LHA will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the anticipated size of the Fund in its first two years of operations, and LHA’s anticipated lack of profitability in managing the Fund in the first year of operations, it does not appear that LHA will realize benefits from economies of scale in managing the Fund to such an extent that breakpoints in the management fee should be considered at this time.

Privacy Notice

Rev: March 2021

FACTS	WHAT DOES LHA TACTICAL BETA VARIABLE SERIES FUND (the“Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances and account transactions

●    transaction or loss history and purchase history

●    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (833) 351-2991

Who we are
Who is providing this notice?	LHA Tactical Beta Variable Series Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    buy securities from us or sell securities to us

●    make deposits or withdrawals from your account

●    give us your account information

●    make a wire transfer

●    tell us who receives the money

●    tell us where to send the money

●    show your government-issued ID

●    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Little Harbor Advisors, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 351-2991 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Kenneth G.Y. Grant, Chairman	Cohen & Company, Ltd.
David R. Carson	151 N Franklin Street, Suite 575
Daniel J. Condon	Chicago, IL 60606
Gary E. Hippenstiel
Stephen A. Little
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink, Chief Compliance Officer	312 Walnut Street, 20th Floor
Zachary P. Richmond, Treasurer and Chief Financial Officer	Cincinnati, OH 45202
Lynn E. Wood, Assistant Chief Compliance Officer

INVESTMENT ADVISER	CUSTODIAN
Little Harbor Advisors, LLC	Fifth Third Bank, N.A.
30 Doaks Lane	38 Fountain Square Plaza
Marblehead, MA 01945	Cincinnati, OH 45263

DISTRIBUTOR	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Ultimus Fund Distributors, LLC	Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

LHA-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2021	$43,900
	FY 2020	$43,900

Little Harbor:	FY 2021	$4,500

(b)	Audit-Related Fees

Registrant

Crawford Funds:	FY 2021	$0
	FY 2020	$0

Little Harbor:	FY 2021	$0

(c)	Tax Fees

Registrant

Crawford Funds:	FY 2021	$9,900
	FY 2020	$9,900

Little Harbor:	FY 2021	$0

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Crawford Funds:	FY 2021	$0
	FY 2020	$0

Little Harbor:	FY 2021	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant          Adviser

FY 2021               $ 0                   $ 0

FY 2020               $ 0                   $ 0

(h)        The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By

/s/ Martin R. Dean
Martin R. Dean, President

Date	3/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Martin R. Dean
Martin R. Dean, President

Date	3/8/2022

By

/s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date	3/8/2022